Exhibit 99.1

Creatd Announces Proposed Public Offering of Common Stock

FORT LEE, N.J., June 16, 2021 /PRNewswire/ -- Creatd, Inc. (Nasdaq CM: CRTD) (“Creatd” or the “Company”), the parent company of Vocal, today announced that it has commenced an underwritten public offering of its common stock. All of the shares in the offering are being offered by Creatd. In addition, Creatd expects to grant the underwriters a 30-day option to purchase up to an additional 15% of shares of its common stock on the same terms and conditions. The offering is subject to market and other conditions, and there can be no assurance to whether or when the offering may be completed, or as to the actual size or terms of the offering.

Creatd intends to use the net proceeds it receives from the offering for general corporate purposes.

The Benchmark Company is acting as sole bookrunning manager for the proposed offering.

The shares of common stock described above are being offered by Creatd, Inc. pursuant to a “shelf” registration statement on Form S-3 (File No. 333-250982) that became effective with the Securities and Exchange Commission (the “SEC”) on April 23, 2021, the base prospectus contained therein and the accompanying prospectus supplement. A preliminary prospectus supplement and the accompanying prospectus relating to and describing the terms of the offering is being filed with the SEC. Before you invest, you should read the prospectus in the registration statement, the preliminary prospectus supplement, and other documents the Company has filed with the SEC for more complete information about the Company and this offering. Copies of the preliminary prospectus supplement and the accompanying prospectus relating to this offering may be obtained on the SEC’s website at sec.gov or by contacting The Benchmark Company, LLC, Attention: Equity Syndicate Department, 150 East 58th Street, 17th floor, New York, NY 10155 or by telephone at (212) 312-6700.

This press release does not constitute an offer to sell, or a solicitation of an offer to buy securities, any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Creatd

Creatd, Inc. (Nasdaq CM: CRTD) is a creator-first technology company and the parent company of the Vocal platform. Our mission is to empower creators, entrepreneurs, and brands through technology and partnership. We accomplish this through Creatd’s three main business pillars: Vocal Ventures, Creatd Partners, and Recreatd. For news and updates, subscribe to Creatd’s newsletter: https://creatd.com/newsletter

Investor Relations Contact: ir@creatd.com

Forward-Looking Statements

Any statements that are not historical facts and that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, indicated through the use of words or phrases such as will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “intends,” “plans,” “believes” and “projects”) may be forward-looking and may involve estimates and uncertainties which could cause actual results to differ materially from those expressed in the forward-looking statements. We caution that the factors described herein could cause actual results to differ materially from those expressed in any forward-looking statements we make and that investors should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. This press release is qualified in its entirety by the cautionary statements and risk factor disclosure contained in our Securities and Exchange Commission filings.